UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 9, 2012

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On May 10, 2012, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended April 28, 2012, its financial position as of April 28, 2012, and its cash flows for the quarter ended April 28, 2012. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Nordstrom, Inc. (the “Company”) held on May 9, 2012, the shareholders voted on the election of each of the Company’s eleven nominees for directors for the term of one year, the approval of the Amended and Restated Nordstrom, Inc. Executive Management Bonus Plan, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and an advisory vote to approve executive compensation.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non- Votes
Election of Directors
Phyllis J. Campbell	169,052,120	143,736	287,565	17,101,381
Michelle M. Ebanks	168,816,448	377,665	289,308	17,101,381
Enrique Hernandez, Jr.	165,327,315	3,904,192	251,914	17,101,381
Robert G. Miller	169,021,776	170,197	291,448	17,101,381
Blake W. Nordstrom	167,543,828	1,870,043	69,550	17,101,381
Erik B. Nordstrom	167,503,849	1,910,953	68,619	17,101,381
Peter E. Nordstrom	167,500,358	1,914,970	68,093	17,101,381
Philip G. Satre	168,585,476	605,639	292,306	17,101,381
B. Kevin Turner	168,918,881	403,996	160,544	17,101,381
Robert D. Walter	168,661,513	531,474	290,434	17,101,381
Alison A. Winter	167,189,966	2,184,453	109,002	17,101,381

Approval of the Amended and Restated Nordstrom, Inc. Executive Management Bonus Plan	164,258,133	4,821,156	404,132	17,101,381

Ratification of the Appointment of Independent Registered Public Accounting Firm	183,700,929	2,676,379	207,494	n/a

Advisory Vote to Approve Executive Compensation	167,286,171	1,694,333	502,917	17,101,381

ITEM 7.01 Regulation FD Disclosure

On May 10, 2012, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended April 28, 2012, its financial position as of April 28, 2012, and its cash flows for the quarter ended April 28, 2012. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 8.01 Other Events

On May 10, 2012, Nordstrom, Inc. issued a press release announcing that its Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated May 10, 2012 relating to the Company’s results of operations for the quarter ended April 28, 2012, its financial position as of April 28, 2012, and its cash flows for the quarter ended April 28, 2012.

99.2	Press release of Nordstrom, Inc., dated May 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Dated: May 10, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated May 10, 2012 relating to the Company’s results of operations for the quarter ended April 28, 2012, its financial position as of April 28, 2012, and its cash flows for the quarter ended April 28, 2012.

99.2	Press release of Nordstrom, Inc., dated May 10, 2012.